EXECUTION COPY


                              ACCESSION AGREEMENT


                                                     March 15, 2000


         We refer to the Cash Management Agreement dated as of March 3, 1998 among Morgan Stanley Aircraft Finance, Bankers Trust Company and the other entities listed therein (the "Cash Management Agreement"). Capitalized terms used and not defined in this Accession Agreement have the meanings specified in the Cash Management Agreement.

         Each of us agrees, as of the date of this Accession Agreement, to be considered a party to the Cash Management Agreement for all purposes, as if an original signatory to the Cash Management Agreement, and to be bound by the terms of the Cash Management Agreement.

         This Accession Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                                            MSA II


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name: Brian J. Gill
                                               Title:


                                            MSA III


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name: Brian J. Gill
                                               Title:

                                            MSA IV


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name:  Brian J. Gill
                                               Title:


                                            MSA V


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name: Brian J. Gill
                                               Title:


                                            MSA VI


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name: Brian J. Gill
                                               Title:


                                            MSA VII


                                            By: /s/ Brian J. Gill
                                               ---------------------------------
                                               Name: Brian J. Gill
                                               Title:


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


ACCEPTED AND ACKNOWLEDGED

MORGAN STANLEY AIRCRAFT
 FINANCE


By: /s/ Brian J. Gill
   ---------------------------------------
   Name:
   Title:


BANKERS TRUST COMPANY, as Cash Manager


By: /s/ Jenna Kaufman
   ---------------------------------------
   Name:  Jenna Kaufman
   Title: Vice President


BANKERS TRUST COMPANY, not in its individual capacity, but solely as Security Trustee


By: /s/ Jenna Kaufman
   ---------------------------------------
   Name:  Jenna Kaufman
   Title: Vice President


MSA I


By: /s/ Brian J. Gill
   ---------------------------------------
   Name: Brian J. Gill
   Title:


REDFLY (UK) LIMITED


By: /s/ Kieran O'Keefe
   ---------------------------------------
   Name: Kieran O'Keefe
   Title:

------------------------------------------
SIGNED SEALED AND DELIVERED
for and on behalf of
GREENFLY (IRELAND) LIMITED,
by /s/ Kieran O'Keefe
  -------------------------
its duly authorized attorney in fact in the
presence of: /s/ Jacqueline Kelly


AIRCRAFT SPC-5, INC.


By: /s/ Kieran O'Keefe
   ---------------------------------------
   Name: Kieran O'Keefe
   Title:


                                       4